                                                                   Exhibit 99.2


                                                                 EXECUTION COPY


                      AMENDMENT NO. 5 TO THE LOAN DOCUMENTS

         Amendment No. 5 dated as May 8, 2002 (this "AMENDMENT") to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000 and Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefore in the Credit Agreement.

                             PRELIMINARY STATEMENTS

         (1) The Borrower has entered into an Agreement and Plan of Merger dated as of May 3, 2002 (the "MERGER AGREEMENT") with CD Acquisition Corp., a Missouri corporation and a wholly owned Subsidiary of the Borrower ("MERGER SUB"), Schultz Company, a Missouri corporation ("SCHULTZ"), and Steven D. Schultz and Daniel J. Schultz (collectively, the "SELLERS") pursuant to which Merger Sub will be merged with and into Schultz (the "MERGER"). In connection with the Merger, the Sellers shall receive cash in an amount not to exceed $32,500,000 and 1,200,000 shares of UIC Common Stock. After consummation of the Merger, Schultz will be the surviving entity and will be a wholly owned Subsidiary of the Borrower.

         (2) The Merger will be financed in part by (A) the issuance and sale by the Borrower of UIC Common Stock and/or Permitted Preferred Stock to the Equity Investors for Net Cash Proceeds equal to or greater than $16,700,000 (the "EQUITY CONTRIBUTION"), and (B) the issuance of at least 1,200,000 shares of UIC Common Stock to the Sellers (the "SELLER ROLLOVER EQUITY").

         (3) The Borrower has requested that the Lender Parties agree to amend and otherwise modify the Credit Agreement and the other Loan Documents in order to (A) permit the Borrower to consummate the Merger, (B) increase the Revolving Credit Commitments in an amount up to $15,000,000, and (C) permit a Term B Borrowing to be made on the Amendment No. 5 Effective Date (as hereinafter defined) in the amount of $35,000,000 (the "ADDITIONAL TERM B ADVANCE"), the proceeds of which will be used, together with the Seller Rollover Equity and the proceeds from the Equity Contribution, to finance the Merger.

         (4) The Lender Parties have indicated their willingness to agree to so amend and otherwise modify the Credit Agreement and the other Loan Documents on the terms and subject to the satisfaction of the conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS AND MODIFICATIONS TO CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. (a) Upon the occurrence of the Amendment No. 5 Effective Date, the aggregate Term B Commitments of the Lender Parties shall be increased by $35,000,000, and the Term B Commitment of Bank of America shall be increased by $35,000,000. The Term B Commitments of the Lender Parties (other than Bank of America) will remain unchanged as a result of this Amendment.

         (b) Upon the occurrence of the Amendment No. 5 Effective Date, the aggregate Revolving Credit Commitments of the Lender Parties shall be increased by $10,000,000, and the Revolving Credit Commitment of Bank of America shall be increased by $10,000,000. The Revolving Credit Commitments of the Lender Parties (other than Bank of America) will remain unchanged as a result of this Amendment.

         (c) Upon the later of (i) the Amendment No. 5 Effective Date and (ii) the date on which BAS receives commitments from one or more Lenders (each such Lender being a "COMMITTING LENDER") to increase their Revolving Credit Commitments in an aggregate amount of up to $5,000,000 (the aggregate amount of such increase being, the "SUPPLEMENTAL REVOLVING CREDIT COMMITMENT"), the aggregate Revolving Credit Commitments of the Lender Parties shall be increased by the amount of the Supplemental Revolving Credit Commitment, and the Revolving Credit Commitment of each such Committing Lender shall be increased by an amount to be determined by BAS, such amount not to exceed the amount committed to by such Committing Lender. Upon receiving all such commitments, BAS shall notify the Borrower and the Lender Parties of the amount of the Supplemental Revolving Credit Commitment and the apportionment of the Supplemental Revolving Credit Commitment among such Committing Lenders.

         (d) The Credit Agreement is, upon the occurrence of the Amendment No. 5 Effective Date, hereby amended as follows:

                  (i) Section 1.01 of the Credit Agreement is hereby amended to add in the appropriate alphabetic order the following defined terms:

                           "SCHULTZ" means Schultz Company, a Missouri
                  corporation.

                           "SCHULTZ MERGER AGREEMENT" means the Agreement and
                  Plan of Merger dated as of May 3, 2002 among the Borrower, CD Acquisition Corp., a Missouri corporation and a wholly owned Subsidiary of the Borrower, Schultz, Steven D. Schultz and Daniel J. Schultz, as such agreement may be amended from time to time in accordance with its terms.

                  (ii) Section 2.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "(b) TERM B ADVANCES. The Borrower shall repay to the
                  Administrative Agent for the ratable account of the Term B Lenders the aggregate principal amount of all Term B Advances outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05):

                           DATE                                 AMOUNT

                           December 31, 2002                 $512,648.16
                           March 31, 2003                    $512,648.16

                           June 30, 2003                     $512,648.16
                           September 30, 2003                $512,648.16
                           December 31, 2003                 $512,648.16
                           March 31, 2004                    $512,648.16

                           June 30, 2004                     $512,648.16
                           September 30, 2004                $512,648.16
                           December 31, 2004                 $512,648.16
                           March 31, 2005                    $512,648.16

                           June 30, 2005                    $48,484,676.94
                           September 30, 2005               $48,484,676.94
                           December 31, 2005                $48,484,676.94
                           January 20, 2006                 $48,484,676.94

                  PROVIDED, HOWEVER, that the final principal repayment installment of the Term B Advances shall be repaid on the Termination Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B Advances outstanding on such date."

                  (iii) The first sentence of Section 2.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "The proceeds of the Advances shall be available, and the Borrower hereby agrees that it shall use such proceeds, solely
                  (a) to finance in part the Recapitalization, (b) to pay certain fees and expenses incurred in connection with the consummation of the Transaction, (c) to finance a portion not to exceed $35,000,000 of the acquisition of Schultz pursuant to the Schultz Merger Agreement, (d) to pay certain fees and expenses incurred in connection with the acquisition of Schultz, and (e) to provide working capital to, and for other general corporate purposes of, the Borrower and its Subsidiaries not otherwise prohibited under the terms of the Loan Documents.

                  (iv) Section 5.02(g) of the Credit Agreement is hereby amended by deleting therefrom the figure "$7,500,000" and substituting therefor the figure "$8,500,000" in each place where such figure appears.

                  (v) Schedules 3.02(b), 4.01(b), 4.01(y), 4.01(dd) and 4.01(ee)
         to the Credit Agreement are hereby deleted in their entirety and Schedules .02(b), 4.01(b), 4.01(y), 4.01(dd) and 4.01(ee),
         respectively, attached hereto as Annexes A, B, C, D and E, respectively, are substituted therefor.

                  (vi) Exhibit C to the Credit Agreement is hereby deleted in its entirety and Exhibit C attached hereto as Annex F is substituted therefor.

         SECTION 2. AMENDMENTS TO THE SECURITY AGREEMENT. Upon the occurrence of the Amendment No. 5 Effective Date, Schedules III, IV and V to the Security Agreement are hereby deleted in their entirety and Schedules III, IV and V, respectively, attached hereto as Annexes G, and I, respectively, are substituted therefor.

         SECTION 3. WAIVER OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. (a) Upon the occurrence of the Amendment No. 5 Effective Date, the Lender Parties hereby agree to waive the requirements of Section 5.02(e)(ix)(D) of the Credit Agreement, solely with respect to the Merger, it being understood that notwithstanding the foregoing waiver, the total cash and noncash consideration paid by or on behalf of the Borrower and its Subsidiaries in connection with the Merger shall not be included in determining compliance with Section 5.02(e)(ix)(D) of the Credit Agreement for any purchase or acquisition proposed to be made by the Borrower or any of its Subsidiaries after the Amendment No. 5 Effective Date.

                  (b) Upon the occurrence of the Amendment No. 5 Effective Date, the Lender Parties hereby agree to waive the requirements of Section 5.02(b) of the Credit Agreement, solely to permit Schultz to issue a note in an amount not to exceed $680,000 and in substantially the form attached hereto as Annex __.

         SECTION 4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment (other than Sections 1, 2 and 3) shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment. Sections 1, 2 and 3 of this Amendment shall become effective as of the first date (the "AMENDMENT NO. 5 EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

                  (a) The Administrative Agent shall have received the Consent attached hereto executed by the Borrower and UIC Holdings, L.L.C.

                  (b) The Administrative Agent shall have received certified copies of the Merger Agreement and each of the other documents and agreements related to the Merger, which, in each case shall be in form and substance reasonably satisfactory to the Administrative Agent. Articles of Merger duly executed by Schultz and Merger Sub shall have been filed with the Secretary of State of the State of Missouri and the Administrative Agent shall have received a verbal confirmation that such Articles of Merger have been accepted by the Secretary of State of the State of Missouri. The Merger shall have been consummated substantially in accordance with the terms and conditions of the Merger Agreement, without any waiver of or amendment to any of the provisions set forth therein not consented to by the Required Lenders and in compliance with all applicable Requirements of Law, except to the extent that any such waiver, amendment or non-compliance could not reasonably be expected to have a Material Adverse Effect.

                  (c) The Administrative Agent shall have received certified copies of all documents evidencing the Equity Contribution and the Seller Equity Rollover, which, in each case shall be in form and substance reasonably satisfactory to the Administrative Agent. The Equity Contribution and the Seller Rollover Equity shall have been consummated substantially in accordance with the terms and conditions of such documents, without any waiver of or amendment to any of the provisions set forth therein not consented to by the Required Lenders and in compliance with all applicable Requirements of Law (except to the extent that any such waiver, amendment or non-compliance could not reasonably be expected to have a Material Adverse Effect), and the Net Cash Proceeds from the Equity Contribution shall have been used to finance in part the Merger.

                  (d) All of the consents, approvals and authorizations of, and notices and filings to or with, and other actions by, any governmental or regulatory authority or any other Person necessary in connection with any aspect of the Merger, this Amendment or any of the other transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not reasonably acceptable to the Required Lenders) and shall remain in full force and effect, except for those consents, approvals, authorizations, notices, filings and other actions the failure of which to receive or to give could not reasonably be expected to have a Material Adverse Effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law, rule or regulation shall be applicable in the reasonable judgment of the Required Lenders that restrains, prevents or imposes materially adverse conditions upon any aspect of the Merger, this Amendment or any of the other transactions contemplated hereby.

                  (e) The representations and warranties contained in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date, after giving effect to the Merger and this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 5 Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d) of the Credit Agreement, respectively, on or prior to the Amendment No. 5 Effective Date).

                  (f) No event shall have occurred and be continuing or shall result from the consummation of the Merger or the effectiveness of this Amendment that constitutes a Default.

                  (g) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) that are then due and payable shall have been paid in full.

                  (h) Concurrently with the making of the Additional Term B Advance, the Borrower shall have used the proceeds of such Additional Term B Advance to finance in part the Merger.

                  (i) The Borrower shall have paid to the Administrative Agent, for the ratable account of each of the Appropriate Lenders that shall have executed and delivered a counterpart of this Amendment to the Administrative Agent prior to 5:00 P.M. (New York City time) on May 9, 2002, an amendment fee of 0.125% on the aggregate Commitments of such Appropriate Lender.

                  (j) The Administrative Agent shall have received on or before the Amendment No. 5 Effective Date the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Required Lenders (unless otherwise specified) and in sufficient copies for each Lender Party:

                           (i) Certified copies of the resolutions of the Board
                  of Directors of the Borrower and, with respect to the Merger, the Merger Sub, approving the Merger, this Amendment and the other transactions contemplated hereby, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Merger, this Amendment and the other transactions contemplated hereby.

                           (ii) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder.

                           (iii) A certificate of the Borrower, signed on behalf
                  of the Borrower by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Amendment No. 5 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 5 Effective
                  Date), certifying as to (A) the absence of any amendments to the charter of the Borrower since the date of the Secretary of State's certificate referred to in Section 3.01(k)(iv) of the Credit Agreement, or any steps taken by the board of directors or the shareholders of the Borrower to effect or authorize any further amendment, supplement or other modification thereto;
                  (B) the accuracy and completeness of the bylaws of the Borrower as in effect on the date on which the resolutions of the board of directors of the Borrower referred to in clause
                  (ii) of this Section 4(j) were adopted and on the Amendment No. 5 Effective Date (a copy of which, if different from the bylaws of the Borrower delivered to the Lender Parties on the date of the Initial Extension of Credit, shall be attached to such certificate); (C) the due incorporation and good standing of the Borrower as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of the Borrower or any of its Subsidiaries; (D) the accuracy in all material respects of the representations and warranties made by the Borrower in the Loan Documents to which it is a party as though made on and as of the Amendment No. 5 Effective Date, before and after giving effect to the Merger and this Amendment, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment No. 5 Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d) of the Credit Agreement, respectively, on or prior to the Amendment No. 5 Effective Date); and (E) the absence of any event occurring and continuing, or resulting from the consummation of the Merger or the effectiveness of this Amendment, that would constitute a Default.

                           (iv) The certificate referred to in Section
                  5.02(e)(ix)(F) of the Credit Agreement with respect to the Merger.

                           (v) A Notice of Borrowing for the Additional Term B
                  Advance.

                           (vi) A Security Agreement Supplement duly executed by
                  Schultz and each of its Subsidiaries, together with:

                                    (A) certificates representing all Equity
                           Interests in Schultz and each of its Subsidiaries, accompanied by undated stock powers or other appropriate powers, duly executed in blank, and instruments evidencing indebtedness owed to Schultz or any of its Subsidiaries, duly endorsed in blank;

                                    (B) proper termination statements (Form
                           UCC-3 or a comparable form) or the equivalent thereof under the Uniform Commercial Code (or any similar Requirements of Law) of all jurisdictions that may have been necessary or that the Administrative Agent may have deemed reasonably desirable in order to terminate or amend existing liens on and security interests in the Collateral of Schultz and each of its Subsidiaries, in each case completed in a manner satisfactory to the Administrative Agent and duly executed by the appropriate secured party;

                                    (C) proper financing statements (Form UCC-1
                           or a comparable form) or the equivalent thereof under the Uniform Commercial Code (or any similar Requirements of Law) of all jurisdictions that may have been necessary or the Administrative Agent may have deemed reasonably desirable in order to perfect and protect the liens and security interests created or purported to be created under such Security Agreement Supplement, covering the Collateral of Schultz and each of its Subsidiaries, in each case completed in a manner reasonably satisfactory to the Administrative Agent;

                                    (D) completed requests for information,
                           dated reasonably near the Amendment No. 5 Effective Date, listing [the financing statements referred to in subclause (vi)(C) of this Section 4(j) and] all [other] effective financing statements filed in the jurisdictions referred to in subclause (vi)(C) of this Section 4(j) that named Schultz or any of its Subsidiaries as debtor, together with copies of such [other] financing statements;

                                    (E) IP Security Agreements--Short Form,
                           covering all of the Copyrights, Patents and Trademarks, if any, of Schultz and each of its Subsidiaries, in each case completed in a manner satisfactory to the Administrative Agent and duly executed by Schultz and each of its Subsidiaries;

                                    (F) copies of the Merger Agreement, together
                           with (1) a consent, in form and substance reasonably satisfactory to the Administrative Agent, to the assignment of the Merger Agreement and the rights and interest of the Borrower and Merger Sub thereunder to the Administrative Agent pursuant to such Security Agreement Supplement, duly executed by each party to the Merger Agreement other than the Borrower and Merger Sub, and (2) notice from the Borrower and Merger Sub to each of the other Persons party to the Merger Agreement other than the Borrower and Merger Sub, in form and substance reasonably satisfactory to the Administrative Agent, of the assignment of the Merger Agreement and the rights and interest of the Borrower and Merger Sub thereunder to the Administrative Agent pursuant to such Security Agreement Supplement, duly executed by the Borrower and Merger Sub; and

                                    (G) evidence that all of the other actions
                           (including, without limitation, the completion of all of the other recordings and filings of or with respect to such Security Agreement Supplement) that may have been necessary or that the Administrative Agent may have deemed reasonably desirable in order to perfect and protect the liens and security interests created under such Security Agreement Supplement had been taken or would be taken in accordance with the terms of the Loan Documents.

                           (vii) A favorable opinion of Kirkland & Ellis,
                  counsel for the Borrower and Merger Sub, in form and substance reasonably satisfactory to the Required Lenders.

                           (viii) A favorable opinion of Thompson Coburn LLP,
                  counsel for the Borrower and Merger Sub, in form and substance reasonably satisfactory to the Required Lenders.

                           (ix) A Subsidiaries Guarantee, duly executed by
                  Schultz and each of its Subsidiaries.

                           (x) Evidence of insurance naming the Administrative
                  Agent as additional insured and loss payee with such responsible and reputable insurance companies or associations, and in such amounts and covering such risks, as is satisfactory to the Administrative Agent.

                           (xi) Such financial, business and other information
                  regarding the Borrower, and Schultz and their respective property, assets and businesses as the Administrative Agent or the Lender Parties shall have requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under Plans, Multiemployer Plans and Welfare Plans, collective bargaining agreements and other arrangements with employees.

                           (xii) Such other opinions, certificates, documents
                  and information as the Administrative Agent or the Required Lenders may reasonably request.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 4, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders.

         SECTION 5. AGREEMENT OF THE LENDERS. The Lender Parties hereby agree that, notwithstanding anything to the contrary set forth in the Credit Agreement, (i) on the Amendment No. 5 Effective Date, Bank of America may make the Additional Term B Advance to the Borrower in a principal amount of $35,000,000, and (ii) such Additional Term B Advance will be made solely be Bank of America and shall not be made pro rata by the Term B Lenders. Upon the making of such Additional Term B Advance, such Additional Term B Advance will be deemed to be a Term B Advance for all purposes under the Credit Agreement and the other Loan Documents.

         SECTION 6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment No. 5 Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment.

         (b) On and after the Amendment No. 5 Effective Date, each reference in the Security Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Security Agreement, and each reference in the Credit Agreement and each of the other Loan Documents to "THE SECURITY AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended and otherwise modified by this Amendment.

         (c) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments specifically provided above in Sections 1, 2 and 3, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the

Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 7. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 8.04 of the Credit Agreement.

         SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         SECTION 9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                  THE BORROWER

                                  UNITED INDUSTRIES CORPORATION



                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  THE AGENTS

                                  BANK OF AMERICA, N.A.,
                                       as Administrative Agent



                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  BANC OF AMERICA SECURITIES LLC,
                                       as Lead Arranger and Book Manager
                                       and a Co-Arranger



                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  MORGAN STANLEY SENIOR FUNDING, INC.
                                       as Syndication Agent and a Co-Arranger



                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                       as Documentation Agent



                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  THE LENDER PARTIES

                                  BANK OF AMERICA, N.A.,
                                       as a Lender and the Initial Issuing Bank



                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  [Type or print name of Lender]



                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                     CONSENT

         Reference is made to (a) Amendment No. 5 to the Loan Documents dated as of May 8, 2002 (the "AMENDMENT"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Amended and Restated Credit Agreement dated as of March 24, 1999 (as amended and otherwise modified by Waiver No. 1 dated as of December 30, 1999, Amendment and Waiver No. 2 dated as of January 24, 2000, Amendment and Waiver No. 3 Under the Loan Documents dated as of November 7, 2000 and Amendment No. 4 Under the Credit Agreement dated as of February 13, 2002, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("BANK OF AMERICA"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and Bank of America, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder, and (c) the other Loan Documents referred to therein.

         The Borrower, in its capacity as (a) a Grantor under the Security Agreement and (b) a Grantor under each IP Security Agreement--Short Form, and UIC Holdings, L.L.C., a Delaware limited liability company, in its capacity as a party to the Holdings LLC Agreement, each hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

                  (A) each of the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form and the Holdings LLC Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 5 Effective Date, except that, on and after the Amendment No. 5 Effective Date, (i) each reference to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment,
         (ii) each reference in the Security Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement, as amended and otherwise modified by the Amendment, and (iii) each reference in the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form, the Patent Security Agreement--Short Form and the Holdings LLC Agreement to "THE SECURITY AGREEMENT", "THEREUNDER", "THEREOF", "THEREIN" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement, as amended and otherwise modified by the Amendment; and

                  (B) as of the Amendment No. 5 Effective Date, the Security Agreement, the Copyright Security Agreement--Short Form, the Trademark Security Agreement--Short Form and the Patent Security Agreement--Short Form to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

         This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

         Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

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                                       2


                                  UNITED INDUSTRIES CORPORATION



                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  UIC HOLDINGS, L.L.C.



                                  By   Thomas H. Lee Equity Fund IV, L.P.,
                                       as Manager

                                       By   Thomas H. Lee Company,
                                            its general partner



                                            By
                                               --------------------------------
                                               Name:
                                               Title: